UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 23, 2020

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of 2U, Inc. (the “Company”) was held on Tuesday, June 23, 2020 at 3:00 p.m., Eastern time. As of the close of business on April 24, 2020, the record date for the Annual Meeting, there were 63,958,768 shares of the Company’s common stock outstanding, with each share entitled to one vote. The holders of 53,488,623 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on three proposals. The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 29, 2020. The voting result for each of the proposals is as follows:

Proposal 1

The stockholders voted upon and elected four Class III directors, nominated by the Board of Directors (the “Board”) of the Company, to serve on the Board until the Company’s 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death resignation or removal, with the following vote results:

Director	Votes For	Votes Withheld	Broker Non-Votes
Sallie L. Krawcheck	28,946,352	18,520,584	6,021,687

John M. Larson	32,448,871	15,018,065	6,021,687

Edward S. Macias	29,430,202	18,036,734	6,021,687

Alexis Maybank	32,451,418	15,015,518	6,021,687

Proposal 2

The stockholders voted upon and ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2020 fiscal year, with the following vote results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,429,149	39,799	19,675	0

Proposal 3

The stockholders voted upon and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the following vote results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,607,224	792,317	67,395	6,021,687

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

	By:	/s/ Paul S. Lalljie
	Name:	Paul S. Lalljie
Date: June 25, 2020	Title:	Chief Financial Officer